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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated April 19, 1995 and June 21, 1995 appearing and incorporated by reference in the Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 31, 1995.

DELOITTE & TOUCHE LLP

San Jose, California
December 15, 1995